DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION Revenue from External Customers by Product Cateogry (Tables)	3 Months Ended
Mar. 28, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Revenue from External Customers by Products and Services [Table Text Block]
The Company’s net sales by product category were as follows (in thousands):

	Three Months Ended
Product Category(1)	March 28, 2014	March 29, 2013
JanSan	$181,197	$177,596
Plumbing	73,478	71,994
Hardware, tools and fixtures	35,091	31,235
HVAC	24,088	25,049
Electrical and lighting	21,076	20,457
Appliances and parts	20,168	17,729
Security and safety	17,229	17,260
Other	20,142	19,433
Total	$392,469	$380,753
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(1)
The Company continually refines its product classification groupings and, as a result, stock keeping units are     periodically realigned within product categories. Therefore, the prior periods in these tables have been recast to be consistent with current presentation.